                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): MARCH 31, 2006

                                -----------------

                          TAL INTERNATIONAL GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                      333-126317             20-1796526
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

                             100 MANHATTANVILLE ROAD
                          PURCHASE, NEW YORK 10577-2135
          (Address of Principal Executive Offices, including Zip Code)

                            TELEPHONE: (914) 251-9000
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

     [ ]   Written communications pursuant to Rule 425 under the Securities
           Act (17 CFR 230.425)

     [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
           (17 CFR 240.14a-12)

     [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
           Exchange Act (17 CFR 240.14d-2(b))

     [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
           Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.05. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A
PROVISION OF THE CODE OF ETHICS.

The Board of Directors of TAL International Group, Inc. (the "Company") has
approved certain amendments to the Company's Code of Ethics (the "Code of
Ethics"), which is the Company's code of ethics that applies to all employees, officers and directors of the Company. The amendments to the Code of Ethics will be effective as of March 31, 2006. The amendments consists of a number of technical and non-substantive amendments to clarify and streamline certain sections of the Code of Ethics.

A copy of the Code of Ethics is filed as Exhibit 14.1 to this report and is incorporated herein by reference in response to this Item 5.05.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

         14.1     Code of Ethics.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                TAL International Group, Inc.

Dated:    April 3, 2006                         By:   /s/ Brian Sondey
                                                      ----------------
                                                      Name:  Brian Sondey
                                                      Title: President and CEO

                                INDEX TO EXHIBITS

EXHIBIT                                     DESCRIPTION
-------           ---------------------------------------------------------
14.1              Code of Ethics